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[X]Please mark your
   votes as in this
   example.

     This proxy will be voted as specified. If no direction is given, this proxy will be voted "FOR" Proposals 1 and 2.

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
1. Election of  FOR  WITHHELD  Nominees: Warren E. Buffett, Martin Cohen,  2. To transact such other business   FOR  AGAINST ABSTAIN
   Directors    [ ]    [ ]     George J. Gillespie, III, Donald E. Graham,    as may properly come before said  [ ]    [ ]     [ ]
   (Check only                 Katharine Graham, William J. Ruane,            meeting or any adjournment thereof.
   one box)                    Richard D. Simmons, Alan G. Spoon,
                               George W. Wilson.
For all nominees (except as stockholder may indicate below)
                                                                                                    I will attend the meeting  [ ]

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                                                                                  Please  sign  exactly as name  appears
                                                                                  hereon. Joint owners should each sign.
                                                                                  When  signing as  attorney,  executor,
                                                                                  administrator,  trustee  or  guardian,
                                                                                  please give full title as such. If the
                                                                                  signor is a  corporation,  please sign
                                                                                  full corporate name by duly authorized
                                                                                  officer.


                                                                                ---------------------------------------------------


                                                                                ---------------------------------------------------
                                                                                 SIGNATURE(S)                              DATE
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                          THE WASHINGTON POST COMPANY
                              CLASS A COMMON STOCK
               PROXY - Annual Meeting of Stockholders-May 9, 1996
                 Solicited on behalf of the Board of Directors

The undersigned hereby appoints Katharine Graham, Donald E. Graham, Alan G. Spoon, John B. Morse, Jr. and Diana M. Daniels, and each of them, his true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, and to vote as indicated on the reverse of this Proxy all shares of Class A Common Stock which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of THE WASHINGTON POST COMPANY to be held on May 9, 1996, and at any adjournments thereof, on all matters coming before said meeting






THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE
                                   (Continued, and to be signed on reverse side)


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